UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):	November 3, 2004

FIRST LITCHFIELD FINANCIAL CORPORATION (Exact name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-28815 (Commission file number)	06-124132 (IRS employer identification no.)

13 North Street, Litchfield, Commecticut (Address of principal executive offices)	06759 (Zip code)

Registrant's telephone number, including area code:	(860) 567-8752

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 2.02.   Results of Operations and Financial Condition.

        On November 3, 2004, First Litchfield Financial Corporation (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

99.1 Press Release, dated November 3, 2004

      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: November 3, 2004	FIRST LITCHFIELD FINANCIAL CORPORATION By /s/ Joseph J. Greco Joseph J. Greco President and Chief Executive Officer

Exhibit No. 99.1	Description Press Release, dated November 3, 2004.